EXHIBIT 10.28



                                                                  EXECUTION COPY
                                                                  --------------

                                    AMENDMENT

         This AMENDMENT (this "AMENDMENT"), dated as of December 21, 2006, is entered into by and among Zhongpin Inc. (formerly known as Strong Technical Inc.), a Delaware corporation (the "COMPANY"), and each of the investors listed on Exhibit A hereto (each an "INVESTOR" and collectively, the "INVESTORS"), for the purpose of amending the terms of the Registration Rights Agreement dated as of January 30, 2006 and amended as of February 21, 2006 (the "REGISTRATION RIGHTS AGREEMENT") among the Company and the Investors. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Registration Rights Agreement.

         WHEREAS, pursuant to the terms of Section 2.1 of the Registration Rights Agreement, the Company has filed with the Commission a registration statement on Form S-1 (Registration No. 333-133226) (the "REGISTRATION STATEMENT") pursuant to which the Company is seeking to register for resale by the Investors in the manner set forth therein the Registrable Securities; and

         WHEREAS, pursuant to comments received by the Company from the Commission relating to the Registration Statement, the Company is requesting to remove from the Registration Statement all of the Registrable Securities issuable upon exercise of the warrants issued pursuant to the Purchase Agreement (the "Original Warrants") and certain of the Registrable Securities issuable upon conversion of the Series A Preferred Stock; and

         WHEREAS, the Company and the Investors have agreed to make certain amendments to the Registration Rights Agreement as set forth herein;

         NOW,  THEREFORE,  in consideration of the above, and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

         1. Each of the Investors agrees that the Registrable Securities issuable upon exercise of the Original Warrants may be removed by the Company from the Registration Statement.

         2. Each of the Investors agrees that the Company may remove from the Registration Statement the number of Registrable Securities issuable upon conversion of the Series A Preferred Stock beneficially owned by such Investors set forth opposite their names on EXHIBIT A hereto. In consideration of such removal, the Company shall issue to each of such Investors stock purchase warrants in the form annexed hereto as EXHIBIT B (the "ADDITIONAL WARRANTS") to purchase the number of shares of Common Stock set forth opposite the names of such Investors on EXHIBIT A hereto. Any expense to the Company associated with the issuance and delivery of the Additional Warrants, which expense shall be determined in accordance with generally accepted accounting principles in the United States, shall be excluded from the calculation of the consolidated net income of the Company for purposes of Section 4(a) of the Escrow Agreement dated as of January 30, 2006, as amended, among the Company, Law Debenture Trust Company of New York, as escrow agent, and the stockholders of the Company named therein, and the Company's independent auditor is hereby authorized to give effect to such exclusion in the preparation of the Accountant's Certification (as defined in such Escrow Agreement) certifying the Company's consolidated net income for the year ended December 31, 2006.

         3. The Investors acknowledge that, because the Registration Statement has not yet been declared effective by the Commission, the amount payable by the Company pursuant to Section 2.4 of the Registration Rights Agreement in respect of the Registration Statement is not yet determinable. Each of the Investors agrees, however, that in full settlement of any and all amounts that are now, or may in the future be, payable to the Investors in respect of the Registration Statement pursuant to Section 2.4 of the Registration Rights Agreement, the Company shall pay and/or issue to the Investors the amount of cash and/or shares of Common Stock (collectively, the "Penalty Shares") set forth opposite their names on EXHIBIT A hereto. The Company shall make such payment and issue such shares of Common Stock on or prior to December 31, 2006; provided, however, that if as a result of the applicable rules and regulations of the People's Republic of China the Company is unable to wire transfer such cash payments on or prior to December 31, 2006, the Company shall use its commercially reasonably efforts to make such payment as soon as practicable after such date.

         4. (a) The Company shall file, within 30 days of the date the Company is required to file with the Commission its Annual Report on Form 10-K for the year ended December 31, 2006 (the "FILING DATE"), a registration statement on Form S-1 (or such other form as is appropriate) registering the offer and sale by the holders thereof of the Registrable Securities not included in the Registration Statement and containing a "Plan of Distribution"
substantially identical to the "Plan of Distribution" included in the Registration Statement. Such registration statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of the holders of a majority of the Registrable Securities.

                  (b) In the event the rules or regulations of the Commission prohibit the inclusion in the registration Statement filed pursuant to Section 4(a) hereof of all of the Registrable Securities not previously included in the Registration Statement, the Company may remove from such registration statement, without the consent or approval of any of the holders of Registrable Securities, FIRST, shares of Common Stock issuable upon exercise of the Additional Warrants, which shares shall be removed for each of the holders thereof on a pro rata basis; SECOND, shares of Common Stock issuable upon exercise of the Original Warrants, which shares shall be removed for each of the holders thereof on a pro rata basis; THIRD, shares of Common Stock comprising the Penalty Shares, which shares shall be removed for each of the holders thereof on a pro rata basis; and FOURTH, shares of Common Stock issuable upon conversion of the Series A Preferred Stock, which shares shall be removed for each of the holders thereof on a pro rata basis. If any Registrable Securities are removed from the registration statement filed pursuant to Section 4(a) hereof, the Company shall file one or more additional registration statements on Form S-1 (or such other forms as is appropriate) registering the offer and sale by the holders thereof of the Registrable Securities not included in any prior registration statement of the Company and containing a "Plan of Distribution" substantially identical to the "Plan of Distribution" included in the Registration Statement. No such registration statement shall include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of the holders of a majority of the Registrable Securities included in such registration statement, and in the event written comments of the Commission prohibit the inclusion in any such registration statement of all the Registrable Securities not previously registered under the Securities Act in a registration statement of the Company, the Company may remove from such registration statement, without the consent or approval of any of the holders of Registrable Securities, shares of Common Stock in the manner provided in the first sentence of this Section 4(b). Except as permitted by the terms hereof, without the prior written consent of the holders of a majority of the Registrable Securities included in any registration statement, the Company will not include in such registration statement that includes any shares of Common Stock or other securities for the account of any securityholder of the Company, any shares of Common Stock or other securities for the account of any other securityholder of the Company.

                  (c) If at any time the Company shall determine to prepare and file with the Commission a registration statement under the Securities Act relating to an offering for its own account or the account of others of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, respectively, then the Company shall send to each holder of Registrable Securities written notice of such determination and, if within fifteen (15) days after receipt of such notice, any such holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities that such holder requests to be registered. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the holders of Registrable Securities as a part of the written notice given pursuant to this paragraph. The right of any holder of Registrable Securities to require registration pursuant to this paragraph shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting to the extent provided herein. All holders of Registrable Securities proposing to distribute their securities through such underwriting shall (together with the Company and any officers, directors or other securityholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company. If the representative of the underwriters advises the Company in writing that marketing factors require a limitation or elimination on the number of shares to be underwritten, the representative may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of Common Stock that are entitled to be included in the registration and underwriting shall be allocated as follows: FIRST, to the Company for shares being sold for its own account, SECOND, among all such holders of Registrable Securities requesting registration (subject to the allocation priority set forth in Section 4(b) above), and THIRD, among all other securityholders requesting registration pursuant to the exercise of piggyback registration rights. If any holder of Registrable Securities disapproves of the terms of any such underwriting, such holder may elect to withdraw therefrom by written notice to the Company and the underwriter. The Company shall have the right to terminate or withdraw any registration initiated by it under this paragraph (c) prior to the effectiveness of such registration whether or not any holder of Registrable Securities has elected to include securities in such registration.

                  (d) Each registration statement filed by the Company pursuant to this Amendment shall be deemed to be, and for all purposes of the Registration Rights Agreement shall be treated as, a registration statement filed pursuant to Section 2 of the Registration Rights Agreement; provided, however, that Section 2.4 of the Registration Rights Agreement shall not be applicable to any such registration statement. Subject to the terms of Section
2.5 of the Registration Rights Agreement, the Company shall use its commercially reasonable efforts to cause each registration statement filed pursuant to this Amendment to be declared effective by the Commission as soon as practicable following the filing thereof, and shall deposit in escrow with its legal counsel, Pryor Cashman Sherman & Flynn LLP, promptly following the date hereof, the sum of $100,000, which escrowed funds may be applied by such counsel from time to time to pay its fees and expenses for services rendered to the Company in connection with the transactions contemplated hereby.

         5. The definition of "REGISTRABLE SECURITIES" in the Registration Rights Agreement is amended and restated in its entirety to read as follows:

         "Registrable Securities" means the Penalty Shares and the shares of Common Stock issuable upon the conversion of the Series A Preferred Stock and/or the exercise of the Warrants purchased pursuant to the Purchase Agreement and/or the Additional Warrants until, in the case of any such share of Common Stock, it is (A) sold pursuant to an effective registration statement under the Securities Act; (B) eligible to be sold into the public market without regard to volume limitations under Rule 144(k) promulgated under the Securities Act (or any successor rule); or (C) sold pursuant to Rule 144 under the Securities Act (or any successor rule).

         6. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Registration Rights Agreement, and all of the other terms and provisions of the Registration Rights Agreement remain in full force and effect.

         7.       From  and  after  the  date  hereof,  all  references  to  the
Registration   Rights  Agreement  shall  be  deemed  to  be  references  to  the
Registration Rights Agreement, as the case may be, as modified hereby.

         8. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

                  [THE     REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the parties has caused this Amendment to be signed in its name effective as of the date set forth above.

                                       ZHONGPIN INC.


                                       By: /s/ Zhu Xianfu
                                          -------------------------------------
                                          Name:  Zhu Xianfu
                                          Title: Chief Executive Officer


                                       ATLAS CAPITAL MASTER FUND LP


                                       By: /s/ Robert H. Alpert
                                          -------------------------------------
                                          Name: Robert H. Alpert
                                          Title: Director


                                       ATLAS CAPITAL (Q.P.), LP


                                       By: /s/ Robert H. Alpert
                                          -------------------------------------
                                          Name: Robert H. Alpert
                                          Title: Director


                                       ATLAS CAPITAL OFFSHORE EXEMPT FUND, LTD.


                                       By: /s/ Robert H. Alpert
                                          -------------------------------------
                                          Name: Robert H. Alpert
                                          Title: Director


                                       BFS US SPECIAL OPPORTUNITIES TRUST PLC


                                       By: /s/ Scott Douglass
                                          -------------------------------------
                                          Name: Scott Douglass
                                          Title: Vice President

                                       CORDILLERA FUND, LP


                                       By: /s/ Stephen J. Carter
                                          -------------------------------------
                                          Name: Stephen J. Carter
                                          Title: General Partner

                                       CRESTVIEW CAPITAL MASTER LLC

                                       By: /s/ John A. Schmit
                                          -------------------------------------
                                          Name: John A. Schmit
                                          Title: Member, Crestview Capital
                                                 Partners LLC


                                       GRYPHON MASTER FUND, L.P.


                                       By: /s/ Warren W. Garden
                                          -------------------------------------
                                          Name: Warren W. Garden
                                          Title: Authorized Agent


                                       GSSF MASTER FUND, L.P.


                                       By: /s/ Warren W. Garden
                                          -------------------------------------
                                          Name: Warren W. Garden
                                          Title: Authorized Agent


                                       JAYHAWK CHINA FUND (CAYMAN), LTD.


                                       By: /s/ Michael D. Schmitz
                                          -------------------------------------
                                          Name: Michael D. Schmitz
                                          Title: CFO of Investment Manager

                                       PINNACLE CHINA FUND, L.P.


                                       By: /s/ Barry M. Kitt
                                          -------------------------------------
                                          Name:  Barry M. Kitt
                                          Title: Manager, Kitt China Management,
                                          L.L.C.,  the Manager of Pinnacle China
                                          Management,    L.L.C.,   the   General
                                          Partner of  Pinnacle  China  Advisors,
                                          L.P., the General  Partner of Pinnacle
                                          China Fund, L.P.


                                       RENAISSANCE US GROWTH INVESTMENT
                                         TRUST PLC


                                       By: /s/ Scott Douglass
                                          --------------------------------------
                                          Name: Scott Douglass
                                          Title: Vice President


                                        /s/ Michael Ross
                                       -----------------------------------------
                                       MICHAEL ROSS


                                       SANDOR CAPITAL MATER FUND, LP


                                       By: /s/ John S. Lemak
                                          --------------------------------------
                                          Name: John S. Lemak
                                          Title: General Partner


                                       SOUTHWELL PARTNERS, LP


                                       By: /s/ Wilson Jaeggli
                                          --------------------------------------
                                          Name: Wilson Jaeggli
                                          Title: Managing Director

                                       SPECIAL SITUATIONS PRIVATE EQUITY
                                         FUND, L.P.


                                       By: /s/ Austin W. Marxe
                                          --------------------------------------
                                          Name: Austin W. Marxe
                                          Title: General Partner


                                       SPECIAL SITUATIONS FUND III QP, L.P.


                                       By: /s/ Austin W. Marxe
                                          --------------------------------------
                                          Name: Austin W. Marxe
                                          Title: General Partner


                                       SPECIAL SITUATIONS FUND III, L.P.


                                       By: /s/ Austin W. Marxe
                                          --------------------------------------
                                          Name: Austin W. Marxe
                                          Title: General Partner


                                       SRB GREENWAY OFFSHORE OPERATING
                                         FUND, L.P.
                                         By: SRB Management, L.P.,
                                             General Partner
                                         By: BC Advisors, LLC,
                                             General Partner

                                       By: /s/ Steven Becker
                                          --------------------------------------
                                          Name: Steven Becker
                                          Title: Member


                                       SRB GREENWAY CAPITAL, L.P.
                                         By: SRB Management, L.P.,
                                             General Partner
                                         By: BC Advisors, LLC,
                                             General Partner

                                       By: /s/ Steven Becker
                                          --------------------------------------
                                          Name: Steven Becker
                                          Title: Member


                                       SRB GREENWAY CAPITAL (QP), L.P.
                                         By: SRB Management, L.P.,
                                             General Partner
                                         By: BC Advisors, LLC,
                                             General Partner


                                       By: /s/ Steven Becker
                                          --------------------------------------
                                          Name: Steven Becker
                                          Title: Member

                                       VISION OPPORTUNITY MASTER FUND, LTD.


                                       By: /s/ Adam Benowitz
                                          --------------------------------------
                                          Name: Adam Benowitz
                                          Title: Portfolio Manager


                                       WESTPARK CAPITAL, L.P.


                                       By: /s/ Patrick J. Brosnahan
                                          --------------------------------------
                                          Name: Patrick J. Brosnahan
                                          Title: General Partner


                                       WS OPPORTUNITY FUND INTERNATIONAL, LTD.


                                       By: /s/ Patrick Walker
                                          --------------------------------------
                                          Name: Patrick Walker
                                          Title: Member


                                       WS OPPORTUNITY FUND, L.P.


                                       By: /s/ Patrick Walker
                                          --------------------------------------
                                          Name: Patrick Walker
                                          Title: Member


                                       WS OPPORTUNITY FUND (QP), L.P.


                                       By: /s/ Patrick Walker
                                          --------------------------------------
                                          Name: Patrick Walker
                                          Title: Member

                                                                       EXHIBIT A
                                                                       ---------

                               LIST OF PURCHASERS

                                                         NUMBER OF
                                                     SHARES UNDERLYING
                                                          SERIES A
                                                      PREFERRED STOCK                               PENALTY PAYMENT
                                                        REMOVED FROM        NUMBER OF               ---------------
              NAMES AND ADDRESSES OF                    REGISTRATION        ADDITIONAL                          SHARES OF
                    INVESTORS                            STATEMENT           WARRANTS           CASH          COMMON STOCK
                    ---------                            ---------           --------           ----          ------------

Atlas Capital Master Fund LP                                190,586            28,588       $ 128,831.96              -0-
c/o Admiral Administration
Admiral Financial Center, 5th Floor
90 Fort Street
Box 32021
SMB
Grand Cayman, Cayman Islands

Atlas Capital (Q.P.), L.P.                                  115,527            17,330          78,093.73              -0-
100 Crescent Court
Suite 880
Dallas, TX  75201

Atlas Capital Offshore Exempt Fund, Ltd.                     29,721             4,459          20,090.98              -0-
c/o Admiral Administration
Admiral Financial Center, 5th Floor
90 Fort Street
Box 32021
SMB
Grand Cayman, Cayman Islands

BFS US Special Opportunities Trust PLC                      375,000            56,250              -0-            30,957
Front National Bank
100 W. Houston Street
San Antonio, TX  78205
Attn:  Henri Domingues T-8

Cordillera Fund, L.P.                                        67,167            10,076          45,403.33              -0-
8201 Preston Road, Suite 400
Dallas, TX  75201

Crestview Capital Master LLC                                167,917            25,188         113,508.33              -0-
95 Revere Drive, Suite A
Northbrook IL  60062

Gryphon Master Fund, L.P.                                   117,542            17,632          79,455.83              -0-
100 Crescent Court, Suite 490
Dallas, TX  75201

                                                         NUMBER OF
                                                     SHARES UNDERLYING
                                                          SERIES A
                                                      PREFERRED STOCK                               PENALTY PAYMENT
                                                        REMOVED FROM        NUMBER OF               ---------------
              NAMES AND ADDRESSES OF                    REGISTRATION        ADDITIONAL                          SHARES OF
                    INVESTORS                            STATEMENT           WARRANTS           CASH          COMMON STOCK
                    ---------                            ---------           --------           ----          ------------

GSS Master Fund, L.P.                                        50,375             7,557       $  34,052.50              -0-
100 Crescent Court, Suite 490
Dallas, TX  75201

Jayhawk China Fund (Cayman), Ltd.                           900,000           135,000              -0-            74,297
c/o Genesis Fund Service Limited
8201 Mission Road, Suite 110
Prairie Village, KS  66208

Pinnacle China Fund, L.P.                                 1,750,000           262,500              -0-           144,466
4965 Preston Park Blvd
Suite 240
Plano, TX  75093

Renaissance US Growth Investment Trust PLC                  375,000            56,250              -0-            30,957
Front National Bank
100 W. Houston Street
San Antonio, TX  78205
Attn:  Henri Domingues T-8
Dallas, TX  75206

Michael P. Ross                                              75,000            11,250              -0-             6,192
300 Central Park West, Apt. 15-C2
New York, New York  10024

Sandor Capital Master Fund, LP                              125,000            18,750              -0-            10,319
2828 Routh Street
Suite 500
Dallas, TX  75201

Southwell Partners, LP                                      293,856            44,079              -0-            36,117
1901 North Akard Street
Dallas, TX  75201

Special Situations Private Equity Fund, L.P.                144,073            21,611          97,390.15              -0-
527 Madison Avenue, Suite 2600
New York, NY  10022

Special Situations Fund III QP, L.P.                        330,965            49,645         223,794.93              -0-
527 Madison Avenue, Suite 2600
New York, NY  10022

                                                         NUMBER OF
                                                     SHARES UNDERLYING
                                                          SERIES A
                                                      PREFERRED STOCK                               PENALTY PAYMENT
                                                        REMOVED FROM        NUMBER OF               ---------------
              NAMES AND ADDRESSES OF                    REGISTRATION        ADDITIONAL                          SHARES OF
                    INVESTORS                            STATEMENT           WARRANTS           CASH          COMMON STOCK
                    ---------                            ---------           --------           ----          ------------

Special Situations Fund III, L.P.                            28,714             4,308       $  19,419.93              -0-
527 Madison Avenue, Suite 2600
New York, NY  10022

SRB Greenway Offshore Operating Fund, L.P.                    4,483               673              -0-               551
300 Crescent Court, Suite 1111
Dallas, TX  75201
Attn:  Joe Worsham

SRB Greenway Capital, L.P.                                    8,951             1,343              -0-             1,101
300 Crescent Court, Suite 1111
Dallas, TX  75201
Attn:  Joe Worsham

SRB Greenway Capital (QP), L.P.                              70,525            10,579              -0-             8,668
300 Crescent Court, Suite 1111
Dallas, TX  75201
Attn:  Joe Worsham

Vision Opportunity Master Fund, Ltd.                        302,251            45,338         204,315.00              -0-
317 Madison Avenue, Suite 1220
New York, NY  10017

Westpark Capital, L.P.                                      250,000            37,500              -0-            20,638
4965 Preston Park Boulevard
Suite 220
Plano, TX  75093

WS Opportunity Fund International, Ltd.                      63,809             9,572              -0-             7,843
300 Crescent Court, Suite 1111
Dallas, TX  75201
Attn:  Joe Worsham

WS Opportunity Fund, L.P.                                    36,942             5,542              -0-             4,541
300 Crescent Court, Suite 1111
Dallas, TX  75201
Attn:  Joe Worsham

WS Opportunity Fund (QP), L.P.                               25,188             3,779       $      -0-             3,096
300 Crescent Court, Suite 1111
Dallas, TX  75201
Attn:  Joe Worsham

                                                                       EXHIBIT B
                                                                       ---------

                                     WARRANT


THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS FROM REGISTRATION REQUIREMENTS UNDER SAID LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.


                                  ZHONGPIN INC.

              WARRANT FOR THE PURCHASE OF UP TO ________ SHARES OF
                    COMMON STOCK, PAR VALUE $0.001 PER SHARE

NO. PW-[___]                                                     ________ SHARES

         THIS CERTIFIES that, for value received, _______________ with an address at _________________________________________________________________
(including any transferee, the "Holder"), is entitled to subscribe for and purchase from Zhongpin Inc., a Delaware corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time before 5:00 P.M., New York time, on January 30, 2011 (the "Exercise Period"), up to _____________ (_____ ) shares of Common Stock at an initial exercise price per share equal to $5.50, subject to adjustment pursuant to the terms hereof (the "Exercise Price"). As used herein, the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. This Warrant is one of a series of warrants of like tenor issued by the Company pursuant to an Amendment dated as of December __, 2006 to the Registration Rights Agreement (as defined below) among the Company and the investors named therein and initially covering an aggregate of _________ shares of Common Stock (collectively, the "Company Warrants").

         The number of shares of Common Stock issuable upon exercise of this Warrant (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth.

         1. (a) This Warrant may be exercised during the Exercise Period as to all or a lesser number of whole Warrant Shares by the surrender of this Warrant (with the Exercise Form attached hereto duly executed) to the Company at the offices of the Company's agent, The Bank of New York, 101 Barclay Street, 11 East, New York New York 10286, Attention: __________, or at such other place as is designated in writing by the Company, together with a certified or bank cashier's check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised.

                  (b) This Warrant may also be exercised by the Holder through a cashless exercise, as described in this Section 1(b). This Warrant may be exercised, in whole or in part, by (i) the delivery to the Company of a duly executed Exercise Form specifying the number of Warrant Shares to be applied to such exercise, and (ii) the surrender to a common carrier for overnight delivery to the Company, or as soon as practicable following the date the Holder delivers the Exercise Form to the Company, of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction). The number of shares of Common Stock to be issued upon exercise of this Warrant pursuant to this Section 1(b) shall equal the value of this Warrant (or the portion thereof being canceled) computed as of the date of delivery of this Warrant to the Company using the following formula:

                  X =      Y(A-B)
                           ------
                             A

     where:

                  X = the  number of shares of Common  Stock to be issued to the
                      Holder under this Section 1(b);
                  Y = the number of Warrant  Shares  identified  in the Exercise
                      Form as being applied to the subject exercise;
                  A = the Current Market Price on such date; and B = the Exercise Price on such date

         For purposes of this Section 1(b), the "CURRENT MARKET PRICE" per share of Common Stock on any day shall mean: (i) if the principal trading market for such securities is a national or regional securities exchange, the closing price on such exchange on such day; or (ii) if sales prices for shares of Common Stock are reported by the NASDAQ National Market System or NASDAQ Capital Market (or a similar system then in use), the last reported sales price (regular way) so reported on such day; or (iii) if neither (i) nor (ii) above are applicable, and if bid and ask prices for shares of Common Stock are reported in the over-the-counter market by NASDAQ (or, if not so reported, by the National Quotation Bureau), the average of the high bid and low ask prices so reported on such day. Notwithstanding the foregoing, if there is no reported closing price, last reported sales price, or bid and ask prices, as the case may be, for the day in question, then the Current Market Price shall be determined as of the latest date prior to such day for which such closing price, last reported sales price, or bid and ask prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the over-the-counter market for 30 or more days immediately prior to the day in question, in which case the Current Market Price shall be determined in good faith by, and reflected in a formal resolution of, the Board of Directors of the Company.

         The Company acknowledges and agrees that this Warrant was issued on December __, 2006 (the "Issuance Date"). Consequently, the Company acknowledges and agrees that, if the Holder conducts a cashless exercise pursuant to this
Section 1(b), the period during which the Holder held this Warrant may, for purposes of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"), be "tacked" to the period during which the Holder holds the Warrant Shares received upon such cashless exercise.

         Notwithstanding the foregoing, the Holder may conduct a cashless exercise pursuant to this Section 1(b) only after the first anniversary of the Issuance Date, and then only in the event that a registration statement covering the resale of the Warrant Shares is not then effective and available for resales at the time that the Holder wishes to conduct such cashless exercise.

         2. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

                  IF BY THE THIRD TRADING DAY FOLLOWING DELIVERY OF AN EXERCISE FORM ("DELIVERY DATE") THE COMPANY FAILS TO DELIVER THE REQUIRED NUMBER OF WARRANT SHARES IN THE MANNER REQUIRED PURSUANT TO THIS SECTION 2, THEN THE HOLDER WILL HAVE THE RIGHT TO RESCIND SUCH EXERCISE.

                  If by the Delivery Date the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to this
Section 2, and if after such date and prior to the receipt of such Warrant Shares, shares of Common Stock are purchased by or for the account of the Holder to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with such exercise by (B) the closing price of the Common Stock on the date the Exercise Form was delivered and (2) at the option of the Holder, either reinstate the number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

         3. (a) Any Warrants issued upon the registration of transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. The transfer of this Warrant may be registered on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian or other legal representative, due authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company may require prior to registering any transfer of a Warrant an opinion of counsel reasonably satisfactory to the Company that such transfer complies with the provisions of the Act, and the rules and regulations thereunder.

                  (b) The Holder acknowledges that he has been advised by the Company that neither this Warrant nor the Warrant Shares have been registered under the Act, that this Warrant is being or has been issued and the Warrant Shares may be issued on the basis of the statutory exemption provided by
Section 4(2) of the Act or Rule 506 of Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering. The Holder acknowledges that he has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities. In particular, the Holder agrees that no sale, assignment or transfer of this Warrant or the Warrant Shares issuable upon exercise hereof shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of this Warrant or such Warrant Shares is registered under the Act, it being understood that neither this Warrant nor such Warrant Shares are currently registered for sale and that the Company has no obligation or intention to so register this Warrant or such Warrant Shares except as specifically provided for in that certain Registration Rights Agreement dated as of January 30, 2006, as amended, by and among the Company, the Holder and certain other parties (the "Registration Rights Agreement"), or (ii) this Warrant or such Warrant Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Act, it being understood that Rule 144 is not available at the time of the original issuance of this Warrant for the sale of this Warrant or such Warrant Shares and that there can be no assurance that Rule 144 sales will be available at any subsequent time, or (iii) such sale, assignment, or transfer is otherwise exempt from registration under the Act in the opinion of counsel reasonably acceptable to the Company.

         4. The Company shall at all times reserve and keep available out its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

         5. (a) In case the Company shall at any time after the date the Warrants were first issued (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price, and the number of Warrant Shares issuable upon exercise of this Warrant, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b) In case the Company shall issue or fix a record date for the issuance to all holders of Common Stock of rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share (or having a conversion or exchange price per share, if a security convertible into or exchangeable for Common Stock) less than the then applicable Exercise Price per share on such record date, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial conversion or exchange price of the convertible or exchangeable securities so to be offered) would purchase at such Exercise Price and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible or exchangeable securities so to be offered are initially convertible or exchangeable). Such adjustment shall become effective at the close of business on such record date; provided, however, that, to the extent the shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) are not delivered, the Exercise Price shall be readjusted after the expiration of such rights, options, or warrants (but only with respect to warrants exercised after such expiration), to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) actually issued. In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive.

                  (c) In case the Company shall distribute to all holders of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness, cash (other than any cash dividend which, together with any cash dividends paid within the 12 months prior to the record date for such distribution, does not exceed 5% of the then applicable Exercise Price at the record date for such distribution) or assets (other than distributions and dividends payable in shares of Common Stock), or rights, options or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for shares of Common Stock (excluding those with respect to the issuance of which an adjustment of the Exercise Price is provided pursuant to Section 5(b) hereof), then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the then applicable Exercise Price per share of Common Stock on such record date, less the fair market value (as determined in good faith by, and reflected in a formal resolution of, the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options or warrants or convertible or exchangeable securities, or the amount of such cash, applicable to one share, and the denominator of which shall be such Exercise Price per share of Common Stock. Such adjustment shall become effective at the close of business on such record date.

                  (d) No adjustment in the Exercise Price shall be required if such adjustment is less than $.01; provided, however, that any adjustments which by reason of this Section 5(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

                  (e) In any case in which this Section 5 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

                  (f) Upon each adjustment of the Exercise Price as a result of the calculations made in Sections 5(b) or 5(c) hereof, this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by multiplying (A) the number of shares purchasable upon exercise of this Warrant prior to such adjustment by (B) a fraction, the numerator of which is the Exercise Price in effect prior to such adjustment and the denominator of which is the Exercise Price in effect immediately after such adjustment.

                  (g) Whenever there shall be an adjustment as provided in this Section 5, the Company shall promptly cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

                  (h) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Exercise Price of such share of Common Stock on the date of exercise of this Warrant.

         6. (a) In case of any consolidation or combination with or merger of the Company with or into another corporation or entity (other than a merger, consolidation or combination in which the Company is the surviving or continuing corporation), or in case of any sale, lease or conveyance to another corporation, entity or person of the property and assets of any nature of the Company as an entirety or substantially as an entirety, or any compulsory share exchange, pursuant to which share exchange the Common Stock is converted into other securities, cash or other property (collectively an "Extraordinary Event"), then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of this Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of this Warrant, had such Extraordinary Event not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Exercise Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such Extraordinary Event unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such Extraordinary Event shall assume the obligation to deliver to the Holder, at the last address of the Holder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase, and the other obligations under this Warrant. The provisions of this paragraph shall similarly apply to successive Extraordinary Events.

                  (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation, combination or merger of another corporation or entity into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property or cash, or any combination thereof receivable upon such reclassification, change, consolidation, combination or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation, combination or merger. Thereafter, appropriate provision shall be made for adjustments, which shall be as nearly equivalent as practicable to the adjustments in Section 5.

                  (c) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, combinations, mergers, sales, leases or conveyances.

         7.       In case at any time the Company shall propose to:

                  (a) pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

                  (b) issue any rights, warrants or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants or other securities; or

                  (c) effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease or conveyance of property or other Extraordinary Event; or

                  (d) effect any liquidation, dissolution or winding-up of the Company; or

                  (e) take any other action which would cause an adjustment to the Exercise Price;

then, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least 15 days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants or other securities are to be determined, (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up, or (iii) the date of such action which would require an adjustment to the Exercise Price.

         8. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         9. Unless registered pursuant to the Registration Rights Agreement, the Warrant Shares issued upon exercise of this Warrant shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS
         (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS."

         10. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), the

Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor and denomination.

         11. The holder of this Warrant shall not have solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

         12. Any term of this Warrant may be amended or waived upon the written consent of the Company and the holders of Company Warrants representing at least 50% of the number of shares of Common Stock then subject to all outstanding Company Warrants (the "Majority Holders"); provided, that (x) any such amendment or waiver must apply to all Company Warrants; and (y) the number of Warrant Shares subject to this Warrant, the Exercise Price and the Exercise Period may not be amended, and the right to exercise this Warrant may not be altered or waived, without the written consent of the Holder.

         13. This Warrant has been negotiated and consummated in the State of New York and shall be governed by, and construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles governing conflicts of law. The Company and, by accepting this Warrant, the Holder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under the Securities Purchase Agreement. The Company and, by accepting this Warrant, the Holder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Warrant, the Holder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE HOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

         [14. The Company shall not effect the exercise of this Warrant, and no person who is a holder of this Warrant shall have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such person (together with such person's affiliates) would beneficially own in excess of 9.999% of the shares of the Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such person and its affiliates shall include, without limitation, the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such person and its affiliates (including, without limitation, shares of Preferred Stock, any debentures, convertible notes or other convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q, Form 10-K or other public filing with the Commission, as the case may be, (2) a more recent public announcement by the Company, or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder of this Warrant, the Company shall within five business days confirm orally and in writing to the Holder of this Warrant the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company by the Holder of this Warrant and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. In effecting the exercise of this Warrant, the Company shall be entitled to rely on a representation by the Holder of this Warrant as to the number of shares that it beneficially owns for purposes of the above 9.999% limitation calculation.]*

Dated:  _________, 200_

                                        ZHONGPIN INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:













------------------
* Section 14 shall be deleted from any Warrant issued by the Company to Special Situations Fund III QP, L.P. or its affiliates.

                                  ZHONGPIN INC.

                               FORM OF ASSIGNMENT

             (To be executed by the registered holder if such holder
                   desires to transfer the attached Warrant.)



To:      Zhongpin Inc.
         21 Changshe Road
         Changge City, Henan Province
         The People's Republic of China

         Attention:   Secretary


         FOR VALUE RECEIVED, _______________ hereby sells, assigns, and transfers unto _______________ that certain Warrant (Number PW-______) to purchase __________ shares of Common Stock, par value $0.001 per share, of Zhongpin Inc. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint ________________________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:
       --------------------

                                        Signature:
                                                  ------------------------------



                                     NOTICE:

         The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                  ZHONGPIN INC.

                                  EXERCISE FORM

         (To be completed and signed only upon exercise of the Warrants)


To:      Zhongpin Inc.
         21 Changshe Road
         Changge City, Henan Province
         The People's Republic of China

         Attention: Secretary


         The undersigned hereby exercises his or its rights to purchase ___________ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $_________ by [tendering cash or delivering a certified check or bank cashier's check, payable to the order of the Company] [surrendering ______ shares of Common Stock received upon exercise of the attached Warrant, which shares have a Current Market Price equal to such payment] in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:


                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------
                                        (Print Name, Address and Social Security
                                              or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated: ____________, ________           Name:
                                             -----------------------------------
                                                       (Please Print)

                                        Address:
                                                --------------------------------
                                                --------------------------------
                                                --------------------------------

                                                --------------------------------
                                                          (Signature)